Exhibit (n)(15)

AMENDED AND RESTATED

APPENDIX A

TO THE IVY FUNDS RULE 18F-3 MULTI-CLASS PLAN

This Amended and Restated Appendix A to the Ivy Funds Plan Pursuant to Rule 18f-3 dated November 13, 2008, as amended May 18, 2009, February 11, 2010, January 24, 2011, June 13, 2011, June 4, 2012, August 14, 2012, November 12, 2012, February 26, 2013, November 12, 2013, May 20, 2014, August 12, 2014, January 9, 2017 (the “Agreement”) is effective as of April 3, 2017, and supersedes any prior Appendix A to the Agreement.

Fund Series	Share Class

Ivy Advantus Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Advantus Real Estate Securities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Apollo Multi-Asset Income Fund	Class A
Class C
Class I
Class N
Class Y

Ivy Apollo Strategic Income Fund	Class A
Class C
Class I
Class N
Class Y

Ivy Asset Strategy Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Balanced Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy California Municipal High Income Fund	Class A
Class C
Class I
Class Y

Ivy Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Crossover Credit Fund	Class A
Class E
Class I
Class N
Class R
Class Y

Ivy Cundill Global Value Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Dividend Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Emerging Markets Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Energy Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy European Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Global Bond Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Global Equity Income Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Global Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Global Income Allocation Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Government Money Market Fund	Class A
Class B
Class C
Class E

Ivy High Income Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy IG International Small Cap Fund	Class A
Class C
Class I
Class N
Class Y

Ivy International Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Large Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy LaSalle Global Real Estate Fund	Class A
Class B
Class C
Class I
Class R
Class Y

Ivy LaSalle Global Risk-Managed	Class A
Real Estate Fund	Class B
Class C
Class I
Class R
Class Y

Ivy Limited-Term Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Managed International Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Micro Cap Growth Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Mid Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Mid Cap Income Opportunities Fund	Class A
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Municipal Bond Fund	Class A
Class B
Class C
Class I
Class Y

Ivy Municipal High Income Fund	Class A
Class B
Class C
Class I
Class Y

Ivy Natural Resources Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Pictet Emerging Markets Local Currency	Class A
Debt Fund	Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Pictet Targeted Return Bond Fund	Class A
Class C
Class I
Class N
Class Y

Ivy Science and Technology Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Small Cap Core Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Small Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Tax-Managed Equity Fund	Class A
Class B
Class C
Class I
Class Y

Ivy Value Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y